Exhibit 99.1
Sadot Group, Inc. Reports Third Quarter 2025 Results

BURLESON, Texas, November 19, 2025 (ACCESSWIRE) - Sadot Group Inc. (Nasdaq: SDOT) (“Sadot Group”, “Sadot” or the “Company”), today announced its financial results for the third quarter ended September 30, 2025. The quarterly financial statements for the three and nine months ended September 30, 2025, are available on the “investors” section of the Company’s website (www.sadotgroupinc.com/sec-filings) and can also be found on www.sec.gov.

Third Quarter 2025 Financial Highlights
•Consolidated revenues of $0.3 million
•Net loss attributable to Sadot Group Inc. of $(15.2) million
•Negative EBITDA of $(14.3) million
•Dilutive EPS loss of $(17.42)
•Working capital deficit of $1.5 million
Strategic and Operational Highlights
•Chagay Ravid joined as CEO on May 28, 2025
•Paul Sansom joined as CFO on August 1, 2025
•Strategic investment in an Indonesian carbon project. Company acquired a 37.5% equity stake in the Special Development Group (SDG), which is a local Indonesian entity holding full project rights in formal partnership with 11 indigenous coastal communities across the Riau archipelago in Indonesia. The project focuses on the restoration and long-term protection of peatland and mangrove ecosystems. SDG has advised that this carbon project initiative is expected to generate between 1.1 and 1.2 million high-integrity carbon credits in its first issuance cycle.
•Company regained compliance with the Nasdaq bid price requirement on October 10, 2025.
•New Board of Directors named on October 29, 2025.

Overall

Chagay Ravid, Sadot’s CEO, described Q3 as follows, “In Q3, 2025, Sadot Group’s largest operating unit, Sadot LLC, encountered significant issues with collecting on certain receivables. This limited Sadot’s ability to enter into commodity-based credit trades.” Chagay further stated, “the Company began implementing cost cutting measures across the board, concurrently with its aim to monetize assets including that of the restaurant operating unit.”

Sadot Group established a new Board of Directors on October 29, 2025 to review the core business model. The new Board of Directors, given the geo-political risks as well as climate risks the Company is facing in certain countries, will consider whether the agri-food supply chain is a strategic initiative it wishes to focus on, or whether it will consider other proposals. The credit facilities and financing commitments will provide the Board the opportunity to review the current business model.

All numbers disclosed in this report are the amounts attributable to Sadot Group Inc. and exclude the portion related to the non-controlling interests. All share based numbers are reverse split adjusted.

About Sadot Group Inc.

Sadot Group is headquartered in Burleson, Texas with subsidiary operations throughout the world. For more information, please visit www.sadotgroupinc.com.

Sadot Group, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	September 30, 2025	December 31, 2024
	$’000	$’000
ASSETS
Current assets:
Cash	581	1,786
Accounts receivable, net of allowance for doubtful accounts of $2.3 million and $0.1 million as of September 30, 2025 and December 31, 2024, respectively	29,054	18,014
Inventory	154	717
Assets held for sale	5,016	5,196
Other current assets	12,864	126,966
Total current assets	47,669	152,679
Property and equipment, net	11,743	11,820
Other non-current assets	13,551	155
Total assets	72,963	164,654
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	35,432	28,019
Notes payable, current, net of discount of $0.6 million and $0.9 million as of September 30, 2025 and December 31, 2024, respectively	11,540	7,390
Deferred revenue, current	—	2,251
Liabilities held for sale	2,142	2,333
Other current liabilities	26	92,177
Total current liabilities	49,140	132,170
Notes payable, non-current	47	—
Other non-current liabilities	92	111
Total liabilities	49,279	132,281
Equity:
Common stock, $0.0001 par value, 2,000,000 shares authorized, 1,041,281 and 522,514 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	1	1
Additional paid-in capital	117,931	112,406
Accumulated deficit	(97,121)	(83,187)
Accumulated other comprehensive loss	(85)	(27)
Total Sadot Group Inc. shareholders' equity	20,726	29,193
Non-controlling interest	2,958	3,180
Total stockholders’ equity	23,684	32,373
Total liabilities and stockholders’ equity	72,963	164,654

Sadot Group, Inc.
Condensed Consolidated Statement of Operations and Other Comprehensive Income/ (Loss)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	$’000	$’000	$’000	$’000
Commodity sales	272	200,906	246,778	480,706
Other revenues	17	—	69	—
Cost of goods sold	(6,630)	(193,247)	(242,189)	(464,448)
Gross profit / (loss)	(6,341)	7,659	4,658	16,258
Depreciation and amortization expenses	(22)	(49)	(76)	(232)
Stock-based expenses	(584)	(1,713)	(2,431)	(4,430)
Sales, general and administrative expenses	(7,388)	(3,424)	(13,240)	(6,518)
Income / (loss) from operations	(14,335)	2,473	(11,089)	5,078
Other income	—	—	—	—
Interest expense, net	(887)	(1,712)	(3,665)	(2,948)
Change in fair value of stock-based compensation	—	1,001	778	2,691
Loss on debt extinguishment	—	—	(192)	—
Income / (loss) for continuing operations before income tax	(15,222)	1,762	(14,168)	4,821
Income tax expense	(2)	(3)	(2)	(9)
Net income / (loss) for continuing operations	(15,224)	1,759	(14,170)	4,812
Discontinued Operations:
Income / (loss) for discontinued operations, net of income tax	(38)	(665)	14	(1,713)
Net income / (loss) for discontinued operations	(38)	(665)	14	(1,713)
Net income / (loss)	(15,262)	1,094	(14,156)	3,099
Net loss attributable to non-controlling interest	73	69	294	169
Net income / (loss) attributable to Sadot Group Inc.	(15,189)	1,163	(13,862)	3,268

Net income/ (loss) from continuing operations per share attributable to Sadot Group Inc.:
Basic	(17.38)	3.89	(21.04)	11.23
Diluted	(17.38)	3.65	(21.04)	10.58

Net income/ (loss) from discontinued operations per share:
Basic	(0.04)	(1.42)	0.02	(3.86)
Diluted	(0.04)	(1.33)	0.02	(3.64)

Weighted-average # of common shares outstanding:
Basic	871,759	469,335	659,565	443,607
Diluted	871,759	501,134	659,565	470,796

Sadot Group, Inc.
Condensed Consolidated Statement of Operations and Other Comprehensive Income/ (Loss) (Continued)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	$’000	$’000	$’000	$’000
Net income / (loss)	(15,262)	1,094	(14,156)	3,099
Other comprehensive income / (loss)
Foreign exchange translation adjustment	(1)	(4)	(58)	(1)
Unrealized loss	—	(1)	—	(187)
Total other comprehensive loss	(1)	(5)	(58)	(188)
Total comprehensive income / (loss)	(15,263)	1,089	(14,214)	2,911
Comprehensive loss attributable to non-controlling interest	73	69	294	169
Total comprehensive income / (loss) attributable to Sadot Group Inc.	(15,190)	1,158	(13,920)	3,080

Sadot Group, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2025	2024
	$’000	$’000
Cash Flows from Operating Activities
Net income (loss)	(14,156)	3,099
Adjustments to reconcile net income / (loss) to net cash (used in) / provided by operating activities:
Depreciation and amortization	76	232
Amortization of debt discount	1,730	—
Stock-based expenses	2,431	4,430
Change in fair value of stock-based compensation	(778)	(2,691)
Bad debt expense	5,355	1,200
Loss on debt extinguishment	192	—
Changes in operating assets and liabilities:
Accounts receivable, net	(16,394)	13,507
Inventory	563	1,301
Other current assets	113,996	(58,770)
Other non-current assets	(13,413)	46,323
Accounts payable and accrued expenses	7,574	(9,682)
Other current liabilities	—	47,714
Other non-current liabilities	(92,154)	(46,048)
Operating right to use assets and lease liabilities, net	—	2
Deferred revenue	(2,251)	734
Total adjustments	6,927	(1,748)
Net cash provided by / (used in) operating activities	(7,229)	1,351
Net cash used in operating activities - discontinued operations	(11)	(573)
Cash Flows from Investing Activities
Purchases of property and equipment	—	(13)
Disposal of property and equipment	—	12
Net cash provided by (used in) investing activities	—	(1)
Net cash provided by investing activities - discontinued operations	—	1,017
Cash Flows from Financing Activities
Proceeds from notes payable	12,062	4,125
Proceeds from issuance of common stock	2,425	—
Repayments of notes payable	(8,394)	(6,197)
Net cash provided by / (used in) financing activities	6,093	(2,072)
Net cash used in financing activities - discontinued operations	—	(113)
Foreign exchange translation adjustment	(58)	(1)
Net Decrease in Cash	(1,205)	(392)
Cash – beginning of period	1,786	1,354
Cash – end of period	581	962

Reconciliations of EBITDA and Other Non-GAAP Measures
EBITDA and EBITDA Margin are non-GAAP measures. The Company defines EBITDA as Net loss, adjusted for depreciation, amortization, interest income / (expense), and income taxes. The Company believes that EBITDA and EBITDA Margin, (collectively, the “Non-GAAP Measures”) are useful metrics for investors to understand and evaluate its operating results and ongoing profitability because they permit investors to evaluate its recurring profitability from its ongoing operating activities.

EBITDA and EBITDA Margin, have certain limitations, and you should not consider them in isolation or as a substitute for analysis of its results of operations as reported under U.S. GAAP. The Company cautions investors that amounts presented in accordance with its definitions of any of the Non-GAAP Measures may not be comparable to similar measures disclosed by other issuers, because some issuers calculate certain of the Non-GAAP Measures differently or not at all, limiting their usefulness as direct comparative measures.
The following table presents a reconciliation of EBITDA from the most comparable U.S. GAAP measure, Net loss, and the calculations of the Net loss margin and EBITDA Margin for the three and nine months ended September 30, 2025 and 2024:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	$’000	$’000	$’000	$’000
Net income / (loss)	(15,262)	1,094	(14,156)	3,099
Adjustments to EBITDA:
Depreciation and amortization expenses	22	49	76	232
Interest expense, net	887	1,712	3,665	2,948
Income tax expense	2	3	2	9
EBITDA	(14,351)	2,858	(10,413)	6,288
EBITDA attributable to non-controlling interest	73	69	294	169
EBITDA attributable to Sadot Group Inc.	(14,278)	2,927	(10,119)	6,457
Gross profit / (loss)	(6,341)	7,659	4,658	16,258
Gross profit / (loss) attributable to Sadot Group Inc.	(6,268)	7,728	4,952	16,427

Net income/ (loss) margin attributable to Sadot Group Inc.	(5281.0)%	0.5%	(5.7)%	0.6%
EBITDA margin attributable to Sadot Group Inc.	(4940.5)%	1.5%	(4.1)%	1.3%

Forward-Looking Statements

This press release may include “forward-looking statements” pursuant to the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. To the extent that the information presented in this press release discusses financial projections, information, or expectations about our business plans, results of operations, products, or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as “should”, “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” and “proposes.” Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” and elsewhere in documents that we file from time to time with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and Sadot Group, Inc., does not undertake any duty to update any forward-looking statements except as may be required by law.
Investor Relations:
Email - IR@sadotco.com